Exhibit 10(r)

                THIRD NOTE MODIFICATION AGREEMENT

     THIS THIRD NOTE MODIFICATION AGREEMENT is made as of the 30th day of November, 1997, by and between PHARMAKINETICS LABORATORIES, INC., a corporation organized under the laws of the State of Maryland (the "Borrower") and NATIONSBANK, N.A. (formerly known as "NationsBank, N.A. (Carolinas)" and successor by merger to NationsBank, N.A, which was formerly known as "NationsBank of Virginia, N.A.," NationsBank of Virginia, N.A. being the successor by merger to NationsBank, N.A. which was formerly known as "NationsBank of Maryland N.A." and was the successor by merger to Maryland National Bank), a national banking association (the "Lender").

     WHEREAS, by that certain Note dated May 13, 1993 (as modified by First Note Modification Agreement dated May 11, 1995, and by Second Note Modification Agreement dated August 1, 1997, and as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Note") the Borrower became indebted to the Lender in an amount not to exceed $2,400,000 (the "Term Loan Amount") under a credit facility made by the Lender to the Borrower pursuant to that certain Loan Agreement dated May 13, 1993 (as amended, modified, substituted, extended, and renewed from time to time, the "Loan Agreement"); and

     WHEREAS, the Lender and the Borrower have agreed to amend the per annum rate of interest as hereinafter more fully set forth.

     NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

     That in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and the Borrower covenant and agree as follows:

     1. The Borrower acknowledges that the present principal balance of the Note is due and owing, subject to the terms of repayment hereinafter set forth, without defense, recoupment, counterclaim or offset.

     2.  The Note is hereby amended at the section headed
"Interest Rate" by decreasing the rate of interest under that section from the Bank's Prime Rate (as that term is defined in




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the Note) plus three-quarters percent (3/4%) to the Bank's Prime
Rate plus one-half percent (1/2%). The Prime Rate does not necessarily represent the lowest rate of interest charged by the Bank to borrowers.

     3. The terms, provisions and covenants of the Note are in all other respects hereby ratified and confirmed and remain in full force and effect.


     4. It is expressly agreed that the indebtedness evidenced by the Note has not been extinguished or discharged hereby. The
Borrower and the Lender agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Note.

     WITNESS the signatures and seals of the Borrower and the Lender the day and year first above written.

WITNESS or ATTEST:            PHARMAKINETICS LABORATORIES, INC.

/s/ Taryn L. Kunkel           By:/s/James K. Leslie (SEAL)
-------------------              -------------------
                                 James K. Leslie
                                 President and
                                 Chief Executive Officer

WITNESS:                      NATIONSBANK, N.A.

/s/ Taryn L. Kunkel           By:/s/ James K. Kirschner (SEAL)
-------------------              -----------------------
                                 James W. Kirschner
                                 Vice President

             GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

     The undersigned guaranteed to the Lender all of the Obligations (as defined in the Loan Agreement), including without limitation, the per annum rate of interest (as defined in the annexed Third Note Modification Agreement) and hereby covenants and agrees with the Lender that the execution of the foregoing Third Note Modification Agreement of even date herewith and the transactions described therein and contemplated thereby do not and shall not in any manner affect its obligations and liabilities under its guaranty dated May 13, 1993 (the "Guaranty"), and that the Guaranty is hereby ratified and confirmed and remains in full force and effect.




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     Dated effective as of November 30, 1997.

WITNESS:                   PKLB Limited Partnership
                           By:  PharmaKinetics Laboratories, Inc.
                                General Partner

/s/ Taryn L. Kunkel        By:/s/ James K. Leslie (SEAL)
-------------------           --------------------
                              James K. Leslie
                              President and
                              Chief Executive Officer






































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